El Paso Electric R February 19, 2013 1 Analyst Day/Fourth Quarter 2012 Earnings Call New York City February 19, 2013 El Paso Electric Company Exhibit 99.02

El Paso Electric R l Paso Electric R Opening Remarks Steve Busser Vice President and Treasurer February 19, 2013 2

El Paso Electric R l Paso Electric R Safe Harbor Statement February 19, 2013 3 This presentation includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to:  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Recovery of capital investments and operating costs through rates in Texas and New Mexico  Uncertainties and instability in the general economy and the resulting impact on EE's sales and profitability  Unanticipated increased costs associated with scheduled and unscheduled outages  The size of our construction program and our ability to complete construction on budget and on time  Costs at Palo Verde  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE's ability to access the capital and credit markets  Other factors detailed by EE in its public filings with the Securities and Exchange Commission. EE's filings are available from the Securities and Exchange Commission or may be obtained through EE's website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. EE does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of EE except as required by law

El Paso Electric R l Paso Electric R Agenda  2012 Highlights - Tom Shockley (CEO)  2013 Goals - Tom Shockley  El Paso Outlook - Tom Shockley  Economic Overview - Robert W. (Bill) Gilmer (Ph.D.)  2012 Earnings - David Carpenter (CFO)  Capital Construction Program & Rate Case Filing Update - David Carpenter  2013 Earnings Guidance - David Carpenter  Q & A  El Paso Economic Metrics - Bill Gilmer (Ph.D.) Q & A February 19, 2013 4

El Paso Electric R l Paso Electric R 2012 Highlights Tom Shockley February 19, 2013 5

El Paso Electric R l Paso Electric R 2012 Financial & Regulatory Highlights  Increased borrowing available under the Revolving Credit Facility from $200mm to $300mm  Settled the Texas Rate Case and worked to improve relations with the City of El Paso  Increased the annual dividend by 13.6% from $0.88 to $1.00 per share  Completed refinancing of Pollution Control Bonds; annual savings of approximately $1.1mm  Issued $150mm of 10-year 3.3% unsecured Senior Notes  Obtained Certificates of Convenience & Necessity in Texas and New Mexico for the first two units at the new Montana Power Station  Added two new board members from the El Paso area February 19, 2013 6

El Paso Electric R l Paso Electric R Shareholder Return 7 MARKET PRICE PER SHARE ANNUAL VALUE OF SHARE REPURCHASES AND DIVIDENDS * 2012 – $31.91 2011 – $34.64 2010 – $27.53 2009 – $20.28 2012 – $38.9 2011 – $113.7 2010 – $33.7 2009 – $24.1 (in millions) * EE Initiated a quarterly cash dividend in 2011 distributing a total of $27.2mm in 2011 and $38.9mm during 2012 February 19, 2013 $0 $50 $100 $150 Dec. 31, 2007 Dec. 31, 2008 Dec. 31, 2009 Dec. 31, 2010 Dec.31, 2011 Dec. 31, 2012 Total Return Comparison $100 Investment on December 31, 2007 EE EEI NYSE EE $130 EEI $108 NYSE $87

El Paso Electric R l Paso Electric R 2012 Operational Highlights  Edison Electric Institute (EEI) awarded EE the 2012 Emergency Assistance Award for its efforts to restore power to the New York area as a result of Super Storm Sandy February 19, 2013 8  Ranked #1 in terms of reliability among investor owned electric utilities by the Texas PUCT for the System Average Interruption Duration Index (SAIDI) and the System Average Interruption Frequency Index (SAIFI)  Palo Verde Plant achieved its best generation year ever producing over 31 million mega-watt hours in 2012  Palo Verde Unit 2 recorded the best performance in plant history by operating for a plant record 518 consecutive days

El Paso Electric R l Paso Electric R 2013 Goals Tom Shockley February 19, 2013 9

El Paso Electric R l Paso Electric R 2013 Goals  Complete construction and begin commercial operation of Rio Grande Unit 9  Obtain approvals for air permits from the Texas Commission on Environmental Quality (TCEQ) and the Environmental Protection Agency (EPA) and begin construction of the Montana Power Station Work with union to successfully negotiate new collective bargaining agreement  Refine plans for future rate cases February 19, 2013 10

El Paso Electric R l Paso Electric R El Paso Outlook Tom Shockley February 19, 2013 11

El Paso Electric R l Paso Electric R Fort Bliss February 19, 2013 12  El Paso Community College (2015)  New branch to be built on 250 acre site  Residential and Mixed Commercial Development  Anticipate 1,800 acres of public land will be sold to developers for mixed commercial and residential development  William Beaumont Army Medical Center (2017)  Total expected cost of $1 billion  Will include 135 private rooms, 30 specialty clinics, and a four-story administration building

El Paso Electric R l Paso Electric R Medical Facilities February 19, 2013 13  El Paso Children’s Hospital  Opened February 2012  The largest provider of pediatric medical services in the region at a size of approximately 225,000 square feet  Gayle Greve Hunt School of Nursing  $11mm facility to be completed by 2014  Nursing school enrollment is expected to grow to 300 students by 2015  School is part of the Texas Tech University Health Sciences Center and the Paul L. Foster School of Medicine

El Paso Electric R l Paso Electric R Research and Medical Expansion February 19, 2013 14  Biomedical Research & Technology Park  Medical Center of the Americas Foundation to construct a research & technology building at a cost of $25mm  80,000 square foot building occupying 11.7 acres  Will create $47.1mm of new business revenues for the local economy  Sierra Providence Medical Center  $67mm expansion in east El Paso  Four-story hospital that will add surgical and medical capacity

El Paso Electric R l Paso Electric R New Baseball Franchise and 2012 Quality-of-Life Bond Projects February 19, 2013 15  A group of El Paso business leaders recently entered into a partnership to acquire a Triple-A baseball franchise from the Tucson Padres  A new $50mm baseball stadium will be constructed in the heart of downtown El Paso, and is slated to open in time for the start of the 2014 season  Approximately $473mm in Quality-of-Life bonds were approved by voters in November 2012  Bond proceeds will be used for parks, pools, museums, libraries and community center expansions and upgrades and the continued revitalization of the zoo; also includes the construction of a new children’s museum and new downtown multipurpose performing arts and entertainment facility

El Paso Electric R l Paso Electric R Economic Overview Bill Gilmer February 19, 2013 16

El Paso Electric R l Paso Electric R El Paso’s Expansion Brought More Job Growth in 2012 270 272 274 276 278 280 282 284 2010 APR JUL OCT 2011 APR JUL OCT 2012 APR JUL OCT 2013 Seasonally Adjusted Federal Reserve Bank of Dallas February 19, 2013 17 (000’s)

El Paso Electric R l Paso Electric R Planned Expansion of Fort Bliss Still a Force in 2013  The last year of $5 billion expansion, with construction continuing at $500 million rate  8,800 population increase in 2013 as the last wave of troops and their family arrive  The new William Beaumont Medical Center will bring an additional $660 million in spending by the time it opens in 2017 February 19, 2013 18

El Paso Electric R l Paso Electric R Why El Paso Should Do Well in 2013  Projected second-half strength in US economy  More mature recovery in El Paso’s housing market  Mexico remains a draw for the expansion of North American manufacturing, especially autos  Cross-border trade shows no slowdown at the El Paso port of entry. Juarez maquiladora jobs are growing at 5 percent rate February 19, 2013 19

El Paso Electric R l Paso Electric R Army Secretary Memo on Risk Mitigation of Sequester  Civilian hiring freeze; terminate temporary employees; civilian furloughs a last resort  Curtail training not related to forward deployment  Curtail spending on maintenance, studies, research and development, overseas moves for civilians, etc.  Act immediately February 19, 2013 20

El Paso Electric R l Paso Electric R Conclusion  Expect El Paso payroll job growth to continue in 2013 at 1.5 to 2.0 percent  Stimulus continues through 2013 from build-out of Fort Bliss, as well as civilian construction projects  El Paso also benefits from mature housing recovery, growth in Mexico, expansion of cross-border trade  Sequester is the major undefined risk February 19, 2013 21

El Paso Electric R l Paso Electric R February 19, 2013 22 2012 Earnings David Carpenter

El Paso Electric R l Paso Electric R Fourth Quarter and YTD 2012 Financial Results  Fourth Quarter 2012 (Basic) EPS - $0.12, compared to Fourth Quarter 2011 (Basic) EPS - $0.14  YTD 2012 (Basic) EPS - $2.27, compared to YTD 2011 (Basic) EPS - $2.49 February 19, 2013 23

El Paso Electric R l Paso Electric R 4th Quarter Key Earnings Drivers Basic EPS Description December 31, 2011 0.14$ Changes in: AFUDC 0.04 Increased AFUDC due to higher construction balances Non Palo Verde O & M 0.04 Due primarily to a $1.6mm refund recorded in Q4 2012 related to resolution of rates for purchased transmission Depreciation and Amortization Expense 0.02 Reduced depreciation rates on gas-fired generating units and on T&D plant as a result of the Texas rate case settlement Retail Non-Fuel Base Revenues (0.06) Decreased retail non-fuel base revenues due to milder weather and reduced rates in Texas Deregulated Palo Verde Unit 3 Revenues (0.01) Other (0.05) December 31, 2012 0.12$ February 19, 2013 24

El Paso Electric R l Paso Electric R Year-to-Date Key Earnings Drivers Basic EPS Description December 31, 2011 2.49$ Changes in: Depreciation & Amortization 0.05 Reduced depreciation rates on PV plant due to license extension and non-PV plant due to Texas rate case settlement AFUDC 0.04 Increased AFUDC due to higher construction balances Retail Non-Fuel Base Revenues (0.16) Decreased retail non-fuel base revenues due to reduced rates in Texas and reduced kWh sales to large C&I customers Non Palo Verde O&M (0.11) Increased pension & benefits expense due to lower discount rates and increased plant O&M due to timing of outages Deregulated Palo Verde Unit 3 Revenues (0.08) Lower proxy prices due to lower gas prices and increased nuclear fuel costs; lower output from 2012 refueling outage Transmission Revenues (0.04) Decrease due to $3.9mm transmission settlement with TEP recorded in 2011 without any current year offsetting amounts 2011 Share Repurchases Effect 0.08 Reduced number of shares outstanding due to repurchases made in 2011 December 31, 2012 2.27$ February 19, 2013 25

El Paso Electric R l Paso Electric R Changes in Revenue and Sales February 19, 2013 26 -3.6% 0.7% 3.5% 3.1% 0.3% 0.6% 0.6% -1.2% 2.4% 0.7% -2.8% -5.3% -9.4% 4.0% -3.1% 0.0% -4.1% -7.4% 1.9% -1.7% -12.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% MWh Base Revenues C&I Small Residential C&I Large Public Authorities 4th Quarter Year-to-Date Total C&I Small Residential C&I Large Public Authorities Total

El Paso Electric R l Paso Electric R Revenue Reconciliation 4th Quarter and YTD 2012 comparison Amount Percent Change Amount Percent Change Rate decrease (3,262)$ -2.7% (11,698)$ -2.1% Weather (2,668) -2.2% (9,718) -1.7% Other (sales mix & growth) 2,186 1.8% 11,742 2.1% Total retail sales (3,744)$ -3.1% (9,674)$ -1.7% 4th Qtr 2011 YTD December 2011 4th Qtr 2012 vs. YTD December 2012 vs. February 19, 2013 27

El Paso Electric R l Paso Electric R Capital Requirements and Liquidity  $202.4mm expended for additions to utility plant for the year ended December 31, 2012  $38.9mm in dividends paid for the year ended December 31, 2012  Cash balance of $111.1mm at December 31, 2012  During December 2012, EE issued $150mm of 10-year unsecured Senior Notes at a coupon rate of 3.3%  At December 31, 2012, EE had liquidity of $388.5mm including cash and the revolving credit facility February 19, 2013 28

El Paso Electric R l Paso Electric R Capital Construction Program & Rate Case Filing Update David Carpenter February 19, 2013 29

El Paso Electric R l Paso Electric R Five Year Cash Capital Expenditures 30 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2013 Est 2014 Est 2015 Est 2016 Est 2017 Est EE Estimated Costs Generation Transmission Distribution General $264mm $326mm $222mm $209mm $179mm February 19, 2013 ($000’s)

El Paso Electric R l Paso Electric R Generation Additions Schedule February 19, 2013 31 1,852 1,852 1,983 2,071 2,055 2013 2014 2015 2016 2017 Generating Capacity at Summer Peak (MW) Existing Generation Generation Additions Projected Peak  Existing capacity 1,765 MW Additions  2013 Rio Grande 9 (87 MW)  2014 MPS Unit 1 (88 MW)  2015 MPS Unit 2 (88 MW)  2016 MPS Unit 3 (88 MW)  2017 MPS Unit 4 (88 MW) Unit Retirements (a)  2014 Rio Grande 6 (45 MW)  2016 Four Corners 4 & 5 (104 MW) (a) Unit retirements occur in December and impact capacity available in the following year

El Paso Electric R l Paso Electric R Generation Capital Expenditures Generation capital expenditures are expected to be approximately $572mm through 2017 New generation plant - $325mm Palo Verde - $166mm Other generation - $81mm February 19, 2013 32  Generation expenditure differences compared to 2011 10-K are due to accelerated implementation of MPS units and delayed implementation of combined cycle units

El Paso Electric R l Paso Electric R T & D Capital Expenditures  T&D capital expenditures are expected to be approximately $488mm through 2017 Transmission - $176mm Distribution - $312mm February 19, 2013 33

El Paso Electric R l Paso Electric R General Capital Expenditures  Total General capital expenditures are expected to be approximately $140mm through 2017 Facilities - $55mm Fleet - $19mm  IT - $60mm Metering & Other - $6mm February 19, 2013 34  Construction of two new distribution centers on the east and west side of El Paso constitute $42mm of the facilities capital expenditures

El Paso Electric R l Paso Electric R Projected Rate Base and CWIP 35 Pro forma Rate Base Balances for Future Rate Case Filings ($000) (1) Includes Palo Verde Unit 3 rate base of approximately $35mm for 2013 & 2014, $36mm for 2015 and $37mm for 2016 & 2017 (2) Represents a pro-forma rate base amount that EE would use in rate filings for test year ending, calendar year presented Rio 9 MPS 1 MPS 2 MPS 3 MPS 4 2013 2014 2015 2016 2017 Beginning Rate Base (1) $1,537 $1,676 $1,881 $2,100 $2,231 Plant Additions: Excluding new generating units 175 188 238 158 172 New generating units: Rio Grande U9 (expected in-service 2013) 93 Montana Site - Common Plant 57 8 5 2 Montana Site - U1 (expected in-service 2014) 71 Montana Site - U2 (expected in-service 2015) 72 Montana Site - U3 (expected in-service 2016) 77 Montana Site - U4 (expected in-service 2017) 79 Total 268 316 318 240 253 Depreciation Expense (83) (90) (96) (104) (110) Change in Deferred Income Taxes & Other (46) (21) (3) (5) (6) Total Rate Base (2) $1,676 $1,881 $2,100 $2,231 $2,368 Year End CWIP Balances ($ in millions) $274 $307 $229 $213 $149 February 19, 2013

El Paso Electric R l Paso Electric R Example Rate Case Timeline February 19, 2013 36 November 2014 MPS Unit1 begins Operation December 2014 Historical Test Year End April 2015 File Texas Rate Case February 2016 New Rates in Effect * Example of a potential rate case timeline assuming Montana Unit #1 is placed into service in November 2014

El Paso Electric R l Paso Electric R 2013 Earnings Guidance David Carpenter February 19, 2013 37

El Paso Electric R l Paso Electric R 2013 Earnings Guidance February 19, 2013 38 2013 Earnings Guidance range of $2.20 to $2.60 per basic share $2.27 $2.40 ($0.07) ($0.06) ($0.06) ($0.02) ($0.02) $0.03 $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 Depr & Amort Interest on LT debt TX rate case settlement Weather O&M Other Dereg. PV3, off-system sales, & other AFUDC & capitalized interest Underlying growth $0.05 $0.10 $0.18 2012 EPS Actual Mid-Point 2013 earnings guidance

El Paso Electric R l Paso Electric R Q & A February 19, 2013 39